UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2007

LUSORA HEALTHCARE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-129393

(Commission File Number)

20-5854735

(IRS Employer Identification No.)

2802 Flintrock Trace, Suite 221, Austin, TX 78738

(Address of principal executive offices and Zip Code)

512-371-4171

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2007, we entered into a letter of intent with Associated Home Services Inc. (“AHS”), whereby our company agreed to acquire AHS and its wholly-owned subsidiaries, AE Medical Alert Inc. and RW Zugg Inc. for $2,200,000 cash, the issuance of $750,000 of the Company’s common stock and a further $1,750,000 of the Company’s common stock which will be subject to a one year restriction.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1	Letter of Intent
99.1	news release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUSORA HEALTHCARE SYSTEMS INC.

By:

/s/ Dan Bauer

Dan Bauer

President and Director

Date: May 17, 2007

CW1211757.1